SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        DATE OF REPORT: FEBRUARY 10, 2004
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



     333-16031                                                   86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)



                                20000 HORIZON WAY
                                    SUITE 120
                          MT. LAUREL, NEW JERSEY 08054
               (Address of principal executive offices; zip code)

                                 (856) 439-9950
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)


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ITEM 7        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
              ------------------------------------------------------------------

              (c) Exhibits.

              NUMBER       DOCUMENTS
              ------       ---------

               99.1 Letter distributed to shareholders of Front Porch Digital Inc. relating to the Company's new management team and an update as to the current status of the Company.

ITEM 9.       REGULATION FD DISCLOSURE
              ------------------------

              On February 10, 2004, Front Porch Digital Inc. (the "Company") distributed a letter to its shareholders highlighting changes in the Company's management, finances, operations and marketing direction that have occurred over the last twelve months. A copy of the letter is attached hereto as Exhibit 99.1.

              The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 9, "Regulation FD Disclosure." As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRONT PORCH DIGITAL INC.


Date:  February 10, 2004                By: /s/ MATTHEW RICHMAN
                                        --------------------------
                                        Matthew Richman
                                        Chief Financial Officer and Treasurer















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                                  EXHIBIT INDEX

         EXHIBIT NUMBER             EXHIBIT TITLE
         --------------             -------------

              99.1 Letter distributed to shareholders of Front Porch Digital Inc. relating to the Company's new management team and an update as to the current status of the Company.